                                                                EXHIBIT 3.1



                          CERTIFICATE OF INCORPORATION



                      FINE ART CORPORATION OF AMERICA, INC.



                                    * * * * *



            1.    The name of the corporation is



                  FINE ART CORPORATION OF AMERICA, INC.



            2.    The address of its registered  office in the State of Delaware is No. 100 West Tenth Street,  in the City of Wilmington,  County of New Castle.

The  name of its  registered  agent at such  address  is The  Corporation  Trust

Company.



                  3. The nature of the  business or purposes to be  conducted or promoted is:

                  To print, bind, publish, circulate,  distribute, buy, sell and

deal  in,  books,  pamphlets,   circulars,   posters,   newspapers,   magazines,

literature,  music, pictures, tickets, cards,  advertisements,  letters and bill heads,  envelopes,  legal,  commercial  and financial  forms and blanks of every kind. To acquire, by purchase or otherwise, turn to account, license the use of,

assign and deal with,  copyrights and intellectual  properties of every kind. To carry  on  a  general  printing,  engraving,  lithographing,  electrotyping  and publishing business in all the branches thereof.



                  To  conduct  a  publishing  business  in all  of  its  phases,

including,   without  limiting  the  generality  of  the  foregoing,   printing,

bookbinding, engraving, photo-engraving, lithographing, duplicating, offsetting,

facsimile  and image,  color,  line,  word,  shadow and other  reproduction  and dealing in paper and stationery, and editing, preparing,  creating,  publishing,

printing,  binding,  buying,  selling,  copyrighting,   licensing  the  use  of,

importing, exporting, franchising, marketing, syndicating, distributing, making,

manufacturing and generally dealing in or with respect to, any and all kinds of written or oral matter (whether or not printed or reproduced),

including  without  limitation,  books,  magazines,   pamphlets,   publications,

stories,  articles,  features, columns and other items of interest to men, women and children, and in any and all equipment,  machinery,  plants,  facilities and properties  (whether  real,  personal  or mixed,  improved or  unimproved),  and materials  and supplies in  connection  with the  foregoing;  and to do anything necessary or convenient in furtherance thereof.



                  To conduct the business of engraving on wood,  steel,  copper,

brass and jewelry, silver and goldware of all kinds, photographing and engraving and to make engraved plates for the production of pictures,  names,  designs and other things upon paper,  wood or metal and generally to conduct the business of engravers, embossers and electrotypers.



                  To manufacture,  buy and sell and generally deal in frames for pictures, certificates, drawings and other things and to conduct the business of framing pictures, certificates, drawings and other things.



                  To buy,  sell,  import and  export  and to exhibit  paintings,

drawings, etchings, photographs, enlargements, statuary and other things of art.



                  To conduct the business of commercial artists, decorators, and painters. To design lettering,  make drawings, to take photographs and make cuts therefrom for catalogues and for other  purposes.  To make drawings,  paintings,

serigraphs, silk screens, for use in advertising matter, magazines,  periodicals and for any other purpose  whatsoever.  To  manufacture,  buy, sell,  import and export  materials  and  supplies  of all  kinds  used by or that  may be used by artists.

                  To manufacture, buy, sell, import and export all materials and supplies used by commercial artists, portrait painters, sculptors, photographers and other  artists,  including  crayons,  paints,  canvasses,  brushes,  easels,

colors, oils and all other material that may be used by artists.



                  To create, manufacture, purpose, repair, restore, reconstruct,

exhibit,  sell and  generally  deal in, as principal or agent,  on commission or otherwise,  pictures,  ornaments,  statues, carvings, china, pottery, glassware,

jewelry,  articles  made from  precious  and  other  metals,  tapestries,  rugs,

furniture,  antique,  works of art of every  class,  kind and  description,  and copies or reproductions  thereof. To do interior  decorating,  to supply advice,

plans  and  materials  for the  decoration  and  furnishing  of  houses,  rooms,

apartments  and  private  and public  buildings  of al kinds,  and to supply the services of experts in and about the same.



                  To  manufacture,  buy,  sell  and  deal in art  materials  and artists and cabinetmakers' supplies of all kinds.



                  To manufacture, buy, own, sell, import, export, trade and deal in any and all kinds of machinery, apparatus, appliances,  chemicals, metals and

materials  used  for  typing,   lithographing,   photoengraving,   photostating,

photo-lithographing and similar methods and processes; to manufacture, buy, own,

sell,  import,  trade  and deal in any and all kinds of  printed  electro-plate,

electrotype,  lithograph,  photo-engraved,  photostated,  photo-lithographed and similar  products,  materials,  goods,  and articles,  and to perform  printing,

electroplating, electro-typing, lithographing, photo-engraving, photostating and photo-lithographing  operations of every kind and  description and in general to do a printing and lithographing  business in all its phases and branches, and to buy and  sell  and  generally  deal  in all  goods  or  articles  incidental  or pertaining to the printing and lithographing business.

                  To do job or general  printing and  lithography  of all kinds,

and  generally  to do all  things  that  those  engaged  in a  similar  business customarily do.



                  To act as art appraisers and  consultants in all forms of fine and graphic art. To deal in any form of antiquity or antiques, old coins, metal,

porcelains and related objects.



                  To auction all types of art and antiques.



                  To engage in any lawful act or activity for which corporations may be organized under the General Corporation Laws of Delaware.



                  4. The total  number of shares of stock which the  corporation shall have authority to issue is three million  (3,000,000)  common; and the par value of each of such shares is One Cent ($.01),  amounting in the  aggregate to

Thirty Thousand Dollars ($30,000.00).



                  5. The name and  mailing  address of each  incorporator  is as follows:



                  NAME                                MAILING ADDRESS

                  ----                                ---------------



                  S. S. Simpson                       100 West Tenth Street

                                                      Wilmington, Delaware 19801



                  M.A. Ferrucci                       100 West Tenth Street

                                                      Wilmington, Delaware 19801



                  R.F. Andrews                        100 West Tenth Street

                                                      Wilmington, Delaware 19801



                  6. The corporation is to have perpetual existence.



                  7.  In  furtherance  and  not  in  limitation  of  the  powers conferred by statute, the board of directors is expressly authorized:



                  To make, alter or repeal the by-laws of the corporation.

                  8. Meetings of stockholders  may be held within or without the

State of Delaware,  as the by-laws may provide. The books of the corporation may be kept (subject to any provision  contained in the statutes)  outside the State of  Delaware at such place or places as may be  designated  from time to time by the board of  directors  or in the  by-laws  of the  corporation.  Elections  or directors  need not be by written  ballot unless the by-laws of the  corporation shall so provide.



                  9. The corporation  reserves the right to amend, alter, change or repeal any provision  contained in this Certificate of Incorporation,  in the manner now or hereafter  prescribed by statute,  and all rights  conferred  upon stockholders herein are granted subject to this reservation. 1.



                  WE,  THE   UNDERSIGNED,   being  each  of  the   incorporators

hereinbefore  named,  for the purpose of forming a  corporation  pursuant to the

General  Corporation  Law of the State of  Delaware,  do make this  certificate,

hereby  declaring  and  certifying  that  this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 3rd day of August ____, 1977.





                                  ----------------------------------------------

                                  S. S. Simpson





                                  ----------------------------------------------

                                  M. A. Ferrucci





                                  ----------------------------------------------

                                  R. F. Andrews

                                   Certificate

                       for Renewal and Revival of Charter



         FINE ART  CORPORATION OF AMERICA,  INC., a corporation  organized under the laws of Delaware, the certificate of incorporation of which was filed in the office of the Secretary of State on the 3rd day of August, 1977, and recorded in the office of the Recorder of Deeds for New Castle  County,  in  Certificate  of

Incorporation Record ___________ Vol. ____________ Page _________ on the 1st day

of March,  1980, the charter of which was voided for  non-payment of taxes,  now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:



         1. The name of this  corporation  is FINE ART  CORPORATION  OF AMERICA,

INC.



         2. Its  registered  office in the State of  Delaware  is located at 101

West Tenth Street, City of Wilmington,  Zip Code 19899, County of New Castle and

the name and address of registered agent is The Corporation Trust Company



         3. The date when the restoration,  renewal,  and revival of the charter of this  company is to commence is the 29th day of  February,  1980,  same being prior to the date of the expiration of the charter.  This renewal and revival of the charter of this corporation is to be perpetual.



         4. This  corporation  was duly  organized  and carried on the  business authorized  by its charter  until the 1st day of March A.D.,  1980 at which time its  charter  became  inoperative  and void for  non-payment  of taxes  and this certificate  for renewal and revival is filed by  authority  of the duly elected directors  of the  corporation  in  accordance  with  the  laws of the  State of

Delaware.



         IN TESTIMONY WHEREOF,  and in compliance with the provisions of Section

312 of the  General  Corporation  Law of the  State  of  Delaware,  as  amended,

providing for the renewal,  extension
and restoration of charters. Charles J. Lombardo, the last and acting President,

and Christopher Forest, the last and acting Secretary of Fine Art Corporation of

America,  Inc., have hereunto set their hands to this  certificate this 18th day of May, 1981.





                                                      /S/ Charles J. Lombardo

                                                --------------------------------

                                                    LAST AND ACTING PRESIDENT



                                    ATTEST:





                                                      /S/ Christopher Forest

                                                --------------------------------

                                                     LAST AND ACTING SECRETARY

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                      FINE ART CORPORATION OF AMERICA, INC.

                                     * * * *



         FINE ART  CORPORATION  OF AMERICA,  INC., a  corporation  organized and existing  under  and by virtue of the  General  Corporation  Law of the State of

Delaware,

         DOES HEREBY CERTIFY:



         FIRST:  At a meeting of the Board of Directors of FINE ART  CORPORATION

OF  AMERICA,   INC.,  resolutions  were  duly  adopted  setting  forth  proposed amendments to the Certificate of  Incorporation of said  corporation,  declaring said  amendments  to be advisable and calling a meeting of the  stockholders  of said corporation for consideration  thereof.  The resolutions  setting forth the proposed amendments are as follows:





                  (a)      RESOLVED,  that  Article  1.  of the  Certificate  of

                           Incorporation  of this  corporation is hereby amended

                           to read as follows:



                  "1.      The name of the  corporation  is  PETRO-ART  LIMITED,

                           INC."



                  (b)      RESOLVED,  that  Article  3  of  the  Certificate  of

                           Incorporation  is  hereby  amended  by  adding  a new

                           subparagraph,  which new  subparagraph  shall read as

                           follows:



                  "To engage in any and all aspects of the oil and gas business,

                  including,  but  not  limited  to  buying,  holding,  leasing,

                  developing,  selling and otherwise dealing in and with leases,

                  properties,  drilling and operating equipment, and syndicating oil and gas,  artistic  properties  and any other  assets  and properties,  acting  as a  general  partner  in  any  endeavor related to oil and gas, other  minerals,  artistic  properties and any other assets and  properties  and in general doing and performing  all acts necessary or desirable in the oil and gas business and artistic properties."

                  (c)      RESOLVED,  that  Article  4.  of the  Certificate  of

                           Incorporation  of this  corporation is hereby amended

                           to read as follows:



                  "4. The total  number of shares  which the  corporation  shall have authority to issue is twenty million (20,000,000), all of which  shall be Common  Stock,  par value one cent  ($.01) per share".



         SECOND: Thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation as duly called and held,

upon notice in accordance with Section 222 of the General Corporation Law of the

State of Delaware,  at which meeting the necessary  number of shares as required by statute were voted in favor of the amendments.



         THIRD:  That said  amendments  were duly adopted in accordance with the provisions  of  Section  242 of the  General  Corporation  Law of the  State  of

Delaware.



         IT WITNESS WHEREOF,  said corporation has caused this Certificate to be signed by CHARLES J.  LOMBARDO,  its  President,  and  attested  by  CHRISTOPHER

FOREST, its Secretary, this 22nd day of June, 1981.





                           FINE ART CORPORATION OF AMERICA, INC.



                                       By_____________________________________

                                           Charles J. Lombardo, President







ATTEST:



By_________________________________

   Christopher Forest, Secretary

                 CERTIFICATE FOR RENEWAL AND REVIVAL OF CHARTER



PETRO-ART LIMITED, INC., a corporation organized under the laws of Delaware, the certificate of  incorporation  of which was filed in the office of the Secretary of State on the 3rd day of August,  1977, and recorded in the Record ___________

Vol. ____________ Page __________ on the ______ day of ________________,  19___,

the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of charter, and hereby certifies as follows:



         1. The name of this corporation is PETRO-ART LIMITED, INC.



         2. Its registered  office in the State of Delaware is located at 201 N.

Walnut Street, City of Wilmington,  County of New Castle, Delaware 19801 and the

name and address of its  registered  agent is THE COMPANY  CORPORATION,  address same as above.



         3. The date when the restoration, renewal and revival of the charter of this company is to commence is the 28th day of February  1989,  same being prior to the date of the  expiration  of the charter.  This renewal and revival of the charter of this corporation is to be perpetual.



         4. This  corporation  was duly  organized  and carried on the  business authorized by its charter until the first day of March A.D.  1989, at which time its  charter  became  inoperative  and void for  non-payment  of taxes  and this certificate  for renewal and revival is filed by  authority  of the duly elected directors  of the  corporation  in  accordance  with  the  laws of the  State of

Delaware.



         IN TESTIMONY WHEREOF,  and in compliance with the provisions of Section

312 of the  General  Corporation  Law of the  State  of  Delaware,  as  amended,

providing for the renewal, extension and restoration of charters.



CHARLES J. LOMBARDO,  the last and acting President and CHARLES J. LOMBARDO, the last and acting  Secretary of PETRO-ART  LIMITED,  INC., have hereunto set their hands to this certificate this ____ day of December, 1992.





                                                     ___________________________

                                                     CHARLES J. LOMBARDO

                                                     LAST AND ACTING PRESIDENT



                                     ATTEST:





                                                     ___________________________

                                                     CHARLES J. LOMBARDO

                                                     LAST AND ACTING SECRETARY

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                             PETRO-ART LIMITED, INC.

                            Under Section 242 of the

                    Corporation Law of the State of Delaware

                    ----------------------------------------



         PETRO-ART LIMITED,  INC. (the "corporation"),  a corporation  organized and existing under and by virtue of the General  Corporation Law of the State of

Delaware, DOES HEREBY CERTIFY:



FIRST: That the Board of Directors of said corporation, by written consent filed with the minutes of the Board,  adopted the following  resolution  proposing and declaring  advisable the following amendment to the Certificate of Incorporation of said corporation:



         "1. That Article FIRST of the Certificate of  Incorporation  be amended and, as amended, read as follows:



         'FIRST: The name of the corporation is CLASS, INC.'"



SECOND:  That the aforesaid  amendment  was duly adopted in accordance  with the applicable provisions of section 242 of the General Corporation Law of the State of Delaware.



THIRD:  Prompt notice of the taking of this corporation action is being given to all stockholders who did not consent in writing,  in accordance with Section 228 of the General Corporation Law of the State of Delaware.



         IN WITNESS  WHEREOF,  the corporation has caused this certificate to be signed by Charles J.  Lombardo,  its sole  officer,  and  attested by Charles J.

Lombardo, its sole officer, this _____ day of May, 1993.





                                               PETRO-ART LIMITED, INC.





                                         By:____________________________________

                                               Charles J. Lombardo, sole officer

                                   CERTIFICATE

                       FOR RENEWAL AND REVIVAL OF CHARTER



CLASS,  INC., a corporation  organized  under the laws of the State of Delaware,

the  charter  of which  was  voided  for  non-payment  of taxes,  now  desires a restoration, renewal and revival of its charter.



1.       The name of this corporation is CLASS, INC.



2.       Its  registered  office in the State of  Delaware  is  located at Three

         Christina Centre, 201 N. Walnut St., Wilmington DE 19801, County of New

         Castle.  The name and  address of its  registered  agent is The company

         Corporation, address "same as above".



3.       The date of filing of the  original  Certificate  of  Incorporation  in

         Delaware was August 3, 1977.



4.       The date when restoration,  renewal, and revival of the charter of this company is to commence is the 28th day of  February,  1994,  same being prior to the date of the  expiration  of the charter.  This renewal and revival of the charter of this corporation is to be perpetual.



5.       This  corporation  was  duly  organized  and  carried  on the  business authorized  by its  charter  until the 1st day of March,  1994 at which time its charter became  inoperative  and void for non-payment of taxes and this  certificate  for renewal and revival is filed by authority of the duly elected  directors of the  corporation in accordance  with the laws of the State of Delaware.



IN TESTIMONY  WHEREOF,  and in compliance  with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended,  providing for the renewal, extension and restoration of Charters, KEVIN KADING the lasting and acting President and Secretary of CLASS,  INC. has hereunto set his hand to this certificate this 18th day of November, 1994.





                                         CLASS, INC.





                                    By:  _______________________________________

                                         Kevin Kading, Last and Acting President



                  ATTEST:



                                         CLASS, INC.





                                    By:  _______________________________________

                                         Kevin Kading, Last and Acting Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                                   CLASS, INC.

                            Under Section 242 of the

                    Corporation Law of the State of Delaware

                    ----------------------------------------



         CLASS, INC. (the "Corporation"),  a corporation  organized and existing under and by virtue of the  General  Corporation  Law of the State of  Delaware,

DOES HEREBY CERTIFY:



         FIRST:  That the Board of  Directors  of said  corporation,  by written consent filed with the minutes of the Board,  adopted the following  resolutions proposing and declaring advisable the following amendments to the Certificate of

Incorporation of said corporation:



         "1. That Article FIRST of the Certificate of  Incorporation  be amended and, as amended, read as follows:



         'FIRST: The name of the Corporation is AVERY COMMUNICATIONS, INC.'"



         "2. That Article THIRD of the Certificate of  Incorporation  be amended and, as amended, read as follows:



         'THIRD:  The nature of the  business  or purposes  to be  conducted  or promoted is to engage in any lawful act or activity for which  corporations  may be organized under the General Corporation Law of Delaware.'"



         "3.  That three new  Articles,  Article  TENTH,  Article  ELEVENTH  and

Article TWELFTH respectively,  be added to the Certificate of Incorporation and,

as amended, read as follows:



         'TENTH:  Directors of the Corporation shall not be liable to either the

Corporation or its  stockholders  for monetary damages for a breach of fiduciary duties  unless  the breach  involves:  (1) a  director's  duty of loyalty to the corporation  or its  stockholders;  (2) acts or  omissions  not in good faith or which  involve  intentional  misconduct  or a  knowing  violation  of  law;  (3)

liability  for unlawful  payments of dividends  or unlawful  stock  purchases or redemption  by the  Corporation;  or (4)  transaction  from  which the  director derived an improper personal benefit.'



         'ELEVENTH:  The Corporation elects not to be governed by Section 203 of the General Corporation Law of Delaware.'



         'TWELFTH:  The  Corporation  shall  indemnify  all persons  whom it may indemnify  to the  fullest  extent  allowed by the  General  Corporation  Law of

Delaware.'"

         SECOND:  That the aforesaid  amendments were duly adopted in accordance with the applicable  provisions of Section 242 of the General Corporation Law of the State of Delaware.



         THIRD:  Prompt notice of the taking of this  corporate  action is being given to all  stockholders  who did not consent in writing,  in accordance  with

Section 228 of the General Corporation Law of the State of Delaware.



         IN WITNESS  WHEREOF,  the Corporation has caused this Certificate to be signed by Kevin  Kading,  its  President,  and  attested  by Kevin  Kading,  its

Secretary, this 30th day of November, 1994.





                                          CLASS, INC.







                                    By:   ______________________________________

                                          Kevin Kading, President





ATTEST:



By: ___________________________

    Kevin Kading, Secretary

                            CERTIFICATE OF AMENDMENT



                                       OF



                          CERTIFICATE OF INCORPORATION



                                     * * * *





         AVERY COMMUNICATIONS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General  Corporation Law of the State of

Delaware,



         DOES HEREBY CERTIFY:



         FIRST:  That  the  Board  of  Directors  of  said  corporation,  by the unanimous  written consent of its members,  filed with the minutes of the Board,

adopted a resolution  proposing and declaring  advisable the following amendment to the Certificate of Incorporation of said corporation:



         RESOLVED,    that   the   Certificate   of   Incorporation   of   AVERY

         COMMUNICATIONS,  INC. be amended by changing the Fourth Article thereof so that, as amended, said Article shall be and read as follows:



         "4.  The total  number  of shares  which  the  Corporation  shall  have authority to issue is 40,000,000 shares of Capital Stock, which shall be divided into 20,000,000 shares of Common Stock, par value $.01 per share, and 20,000,000 shares of Preferred Stock, par value $.01 per share.



         The Board of Directors is expressly vested with the authority,  subject to  limitations  prescribed  by law and the  provisions of this Article Four, to provide for the  issuance  of the shares of  Preferred  Stock in series,  and by

filing  a  certificate  in  accordance   with  Section  151(g)  of  the  General

Corporation  Law of the State of Delaware,  to establish in accordance  with the provisions  of  Section  151 of the  General  Corporation  Law of the  State  of

Delaware the number of shares to be included in each such series, and to fix the designation,  powers,  preferences  and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.



         The  authority of the Board with respect to each series shall  include,

but not be limited to, determination of the following:



                  (a) The  number of shares  constituting  that  series  and the distinctive designation of that series;



                  (b) The dividend  rate on the shares of that  series,  whether dividends  shall be  cumulative,  and, if so, from which date or dates,

         and the relative rights of priority, if any, of payment of dividends on shares of that series;

                  (c) Whether that series shall have voting rights,  in addition to the voting  rights  provided  by law,  and, if so, the terms of such voting rights;



                  (d) Whether that series shall have conversion privileges, and,

         if  so,  the  terms  and  conditions  of  such  conversion,   including

         provisions for adjustment of the conversion  rate in such events as the

         Board of Directors shall determine;



                  (e)  Whether  or not  the  shares  of  that  series  shall  be redeemable,  and, if so, the terms and  conditions of such  redemption,

         including  the  date  or  date  upon  or  after  which  they  shall  be redeemable,  and the  amount per share  payable in case of  redemption,

         which  amount  may vary under  different  conditions  and at  different redemption dates;



                  (f)  Whether  that  series  shall have a sinking  fund for the redemption or purchase of shares of that series,  and, if so, the terms and amount of such sinking fund;



                  (g) The  rights of the  shares of that  series in the event of voluntary or involuntary liquidation,  dissolution or winding up of the

         Corporation, and the relative rights of priority, if any, of payment of shares of that series;



                  (h) Any other relative rights,  preferences and limitations of that series."



         SECOND:  That in lieu  of a  meeting  and  vote  of  stockholders,  the

stockholders   have  given  unanimous  written  consent  to  said  amendment  in accordance with the provisions of Section 228 of the General  Corporation Law of the State of Delaware,  and written  notice of the adoption of the amendment has been given as  provided in Section  228 of the  General  Corporation  Law of the

State of Delaware to every stockholder entitled to such notice.



         THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law

of the State of Delaware.



         IN WITNESS WHEREOF,  said Corporation has caused this certificate to be signed by Thomas M. Lyons, its President, this 30th day of June, 1995.





                                           AVERY COMMUNICATIONS, INC.







                                           By___________________________________

                                                Thomas M. Lyons, President

                           AVERY COMMUNICATIONS, INC.



                            CERTIFICATE OF CORRECTION



         AVERY COMMUNICATIONS,  INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.



         DOES HEREBY CERTIFY:



         1.       The name of the corporation is Avery Communications, Inc.



         2. That a Certificate of Amendment of Certificate of Incorporation  was

filed by the  Secretary  of State of  Delaware on July 21,  1995,  and that said

Certificate  requires  correction  as  permitted  by Section  103 of the General

Corporation Law of the State of Delaware.



         3. The  inaccuracy or defect of said  Certificate to be corrected is as follows:  Article  Second  incorrectly  stated that  amendment was approved by a unanimous written consent of the  stockholders,  and should have stated that the amendment  was  approved  by a written  consent of the holders a majority of the outstanding stock entitled to vote thereon.



         4. Article Second of the Certificate is corrected to read as follows:



                  SECOND:  That in lieu of a meeting  of the  stockholders,  the stockholders holding in excess of the majority of the outstanding stock entitled to vote thereon,  approved the amendment by a written  consent in  accordance  with  the  provisions  of  Section  228 of the  General

         Corporation  Law of the State of  Delaware,  and written  notice of the adoption of the amendment has been given to every  stockholder  to such notice as provided in Section 228 of the General Corporation Law of the

         State of Delaware.



         IN WITNESS  WHEREOF,  said Avery  Communications,  Inc. has caused this

Certificate  to be signed by Thomas M.  Lyons,  its  President  this 22nd day of

March, 1996.



                                                AVERY COMMUNICATIONS, INC.,





                                                By:_____________________________

                                                      Thomas M. Lyons, President



::ODMA\PCDOCS\DALLAS_1\3077366\1

1071998

1036:15722-1

                    STATEMENT OF CHANGE OF REGISTERED OFFICE

                         OR REGISTERED AGENT OR BOTH BY

                                  A CORPORATION





         1.       The name of the corporation is Avery Communications, Inc.



                  The corporation's file number is 0841723.



         2.       The address of the registered office as PRESENTLY shown in the records  of the  Delaware  Secretary  of State  is 1313  North

                  Market Street, Wilmington, New Castle County, Delaware 19801.



         3.       The  address  of the NEW  registered  office  is  1209  Orange

                  Street, Wilmington, Delaware, New Castle County, 19801.



         4.       The name of the  registered  agent as  PRESENTLY  shown in the records  of the  Delaware  Secretary  of State is The  Company

                  Corporation.



         5.       The name of the NEW registered agent is The Corporation  Trust

                  Company.



         6.       Following  the  changes  shown  above,   the  address  of  the

                  registered  office  and  the  address  of  the  office  of the registered agent will continue to be identical, as required by law.



         7.       The  changes  shown  above  were  authorized  by the  board of directors.



                                           AVERY COMMUNICATIONS, INC.





                                           By:        S/Thomas M. Lyons

                                              ----------------------------------

                                                 Thomas M. Lyons, President